UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019
PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Blvd., Suite 400
Los Angeles, California 90025
(Address of principal executive offices)

Registrant's telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On November 1, 2019, Pacific Oak Strategic Opportunity REIT, Inc. (formerly known as KBS Strategic Opportunity REIT, Inc.) (the “Company”), through an indirect wholly owned subsidiary, sold an office property consisting of two office buildings containing an aggregate of 445,317 rentable square feet in Irving, Texas (“125 John Carpenter”) to KORE 125 John Carpenter, LLC, a wholly owned subsidiary of Keppel Pacific Oak US REIT (the “SREIT”). The sale price, net of closing credits, of 125 John Carpenter was $99.8 million, before third-party closing costs of approximately $0.2 million and excluding any disposition fees payable to Pacific Oak Capital Advisors LLC, the Company’s external advisor. Prior to the sale of 125 John Carpenter, the Company owned 56,979,352 common units of the SREIT, representing a 6.89% ownership interest. On October 29, 2019, the Company purchased 7,186,000 common units of the SREIT for $5.2 million in connection with a private placement to institutional and other investors, maintaining its 6.89% ownership interest. In connection with the sale of 125 John Carpenter, the Company repaid $53.2 million of outstanding debt secured by 125 John Carpenter.
The SREIT is externally managed by a joint venture (the “Manager”) between (i) an entity in which Keith D. Hall, the Company’s Chief Executive Officer and a director, and Peter McMillan III, the Company’s President and Chairman of the board of directors, have an indirect ownership interest and (ii) Keppel Capital Holding Pte. Ltd., which is not affiliated with the Company. The SREIT pays certain purchase and sale commissions and asset management fees to the Manager in exchange for the provision of certain management services.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

Pacific Oak Strategic Opportunity REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-1

Unaudited Pro Forma Balance Sheet as of June 30, 2019	F-2

Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2019	F-4

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2018	F-6

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: November 4, 2019	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer

2

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet and notes of Pacific Oak Strategic Opportunity REIT, Inc. (formerly known as KBS Strategic Opportunity REIT, Inc.) (“Pacific Oak SOR”) as of June 30, 2019, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2018 and for the six months ended June 30, 2019 and the notes thereto. The consolidated financial statement of Pacific Oak SOR for the year ended December 31, 2018 and the consolidated financial statements as of and for the six months ended June 30, 2018 have been included in Pacific Oak SOR’s prior filings with the SEC.
The unaudited pro forma balance sheet as of June 30, 2019 has been prepared to give effect to the disposition of an office property consisting of two office buildings containing an aggregate of 445,317 rentable square feet in Irving, Texas (“125 John Carpenter”), as if the disposition occurred on June 30, 2019.
The unaudited pro forma statements of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 have been prepared to give effect to the disposition of 125 John Carpenter on November 1, 2019, as if such disposition occurred on January 1, 2018.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of 125 John Carpenter been consummated as of the dates indicated.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2019
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	Pacific Oak Strategic Opportunity REIT Historical (a)	125 John Carpenter (b)		Pro Forma Total
Assets
Real estate held for investment, net	$731,881	$(80,811)		$651,070
Real estate held for sale, net	14,081	—		14,081
Real estate equity securities	65,267	5,210	(c)	70,477
Total real estate and real estate-related investments, net	811,229	(75,601)		735,628
Cash and cash equivalents	110,166	40,170	(d)	150,336
Restricted cash	10,886	—		10,886
Investments in unconsolidated joint ventures	51,956	—		51,956
Rents and other receivables, net	15,874	(1,837)		14,037
Above-market leases, net	3,175	—		3,175
Prepaid expenses and other assets	13,501	(1,530)		11,971
Assets related to real estate held for sale, net	666	—		666
Total assets	$1,017,453	$(38,798)		$978,655
Liabilities and equity
Notes and bonds payable, net
Notes and bonds payable related to real estate held for investment, net	$655,944	$(52,931)	(e)	$603,013
Note payable related to real estate held for sale, net	10,589	—		10,589
Total notes and bonds payable, net	666,533	(52,931)		613,602
Accounts payable and accrued liabilities	20,142	—		20,142
Due to affiliate	98	—		98
Below-market leases, net	4,980	(1,193)		3,787
Liabilities related to real estate held for sale, net	42	—		42
Other liabilities	18,043	—		18,043
Redeemable common stock payable	5,463	—		5,463
Total liabilities	715,301	(54,124)		661,177
Commitments and contingencies
Redeemable common stock	—	—		—
Equity
Pacific Oak Strategic Opportunity REIT, Inc. stockholders' equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 66,342,855 issued and outstanding as of June 30, 2019	663	—		663
Additional paid-in capital	547,767	—		547,767
Cumulative distributions and net income	(247,603)	15,326		(232,277)
Total Pacific Oak Strategic Opportunity REIT, Inc. stockholders’ equity	300,827	15,326		316,153
Noncontrolling interests	1,325	—		1,325
Total equity	302,152	15,326		317,478
Total liabilities and equity	$1,017,453	$(38,798)		$978,655

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2019

(a)	Historical financial information derived from Pacific Oak SOR’s Quarterly Report on Form 10-Q as of June 30, 2019.

(b)	Represents adjustments to reflect the disposition of 125 John Carpenter. The sale price, net of closing credits, of 125 John Carpenter was $99.8 million.

(c)	Represents the purchase of 7,186,000 common units of the SREIT for $5.2 million in order to maintain the Company’s 6.89% ownership interest.

(d)
Represents the amount of proceeds from 125 John Carpenter disposition after closing credits of approximately $1.7 million, third-party closing costs of approximately $0.2 million, disposition fees of approximately $0.9 million, the repayment of $53.2 million of outstanding debt secured by 125 John Carpenter and the purchase of 7,186,000 common units of the SREIT for $5.2 million.

(e)
Represents the required repayment of the outstanding debt due under the mortgage secured by 125 John Carpenter. As of June 30, 2019, the aggregate outstanding principal balance of the loan was $53.2 million.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	Pacific Oak Strategic Opportunity REIT Historical (a)	125 John Carpenter (b)	Pro Forma Total
Revenues:
Rental income	$38,210	$(5,815)	$32,395
Other operating income	2,902	(468)	2,434
Interest income from real estate debt securities	369	—	369
Dividend income from real estate equity securities	2,119	—	2,119
Total revenues	43,600	(6,283)	37,317
Expenses:
Operating, maintenance, and management	13,098	(1,759)	11,339
Real estate taxes and insurance	6,279	(1,372)	4,907
Asset management fees to affiliate	3,861	(323)	3,538
General and administrative expenses	3,548	(1)	3,547
Foreign currency transaction gain, net	5,290	—	5,290
Depreciation and amortization	16,037	(2,351)	13,686
Interest expense	14,417	(1,178)	13,239
Total expenses	62,530	(6,984)	55,546
Other income (loss):
Equity in income of unconsolidated joint venture	7,096	—	7,096
Casualty-related loss	(506)	—	(506)
Other interest income	1,327	—	1,327
Gain on real estate equity securities	15,459	—	15,459
Gain on sale of real estate	7,569	—	7,569
Loss on extinguishment of debt	(856)	—	(856)
Total other income, net	30,089	—	30,089
Net income	11,159	701	11,860
Net loss attributable to noncontrolling interests	(627)	—	(627)
Net income attributable to common stockholders	10,532	701	11,233
Net income per common share, basic and diluted	$0.16		$0.17
Weighted-average number of common shares outstanding, basic and diluted	66,685,447		66,685,447

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019

(a)	Historical financial information derived from Pacific Oak SOR’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

(b)	Amounts represent the historical operations of 125 John Carpenter as reflected in the historical statement of operations of Pacific Oak SOR for the six months ended June 30, 2019.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	Pacific Oak Strategic Opportunity REIT Historical (a)	125 John Carpenter (b)	Pro Forma Total
Revenues:
Rental income	$72,334	$(9,313)	$63,021
Tenant reimbursements	12,621	(2,217)	10,404
Other operating income	2,812	(330)	2,482
Interest income from real estate debt securities	2,018	—	2,018
Dividend income from real estate equity securities	6,002	—	6,002
Total revenues	95,787	(11,860)	83,927
Expenses:
Operating, maintenance, and management	29,110	(3,297)	25,813
Real estate taxes and insurance	11,762	(2,547)	9,215
Asset management fees to affiliate	8,525	(638)	7,887
General and administrative expenses	7,784	(14)	7,770
Foreign currency transaction gain, net	(10,141)	—	(10,141)
Depreciation and amortization	35,006	(4,689)	30,317
Interest expense	31,054	(2,005)	29,049
Other-than-temporary impairment of debt securities	2,500		2,500
Total expenses	115,600	(13,190)	102,410
Other income (loss):
Income from unconsolidated joint venture	428	—	428
Equity in loss of unconsolidated joint venture	(9,830)	—	(9,830)
Other interest income	1,884	(1)	1,883
Loss on real estate equity securities	(19,010)	—	(19,010)
Gain on sale of real estate	80,594	—	80,594
Loss on extinguishment of debt	(493)	—	(493)
Total other income, net	53,573	(1)	53,572
Net income before income taxes	33,760	1,329	35,089
Income tax provision	(436)	—	(436)
Net income	33,324	1,329	34,653
Net loss attributable to noncontrolling interests	222	—	222
Net income attributable to common stockholders	33,546	1,329	34,875
Net income per common share, basic and diluted	$0.57		$0.59
Weighted-average number of common shares outstanding, basic and diluted	58,738,732		58,738,732

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

(a)	Historical financial information derived from Pacific Oak SOR’s Annual Report on Form 10-K for the year ended December 31, 2018.

(b)	Amounts represent the historical operations of 125 John Carpenter as reflected in the historical statement of operations of Pacific Oak SOR for the year ended December 31, 2018.